UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 28, 2016

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 28, 2016, Atmos Energy Corporation (“Atmos Energy”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (the “Managers”) with respect to the offering and sale from time to time through the Managers, as Atmos Energy’s sales agents, of shares of Atmos Energy’s common stock, no par value, having an aggregate offering price of up to $200,000,000 (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange at market prices, in block transactions or as otherwise agreed between Atmos Energy and the Managers. Under the terms of the Agreement, Atmos Energy may also sell Shares from time to time to a Manager as principal for its own account at a price to be agreed upon at the time of sale. The Agreement provides that each Manager, when it is acting as Atmos Energy’s sales agent, will be entitled to a commission of 1.0% of the gross offering proceeds of the Shares sold through such Manager. Atmos Energy has no obligation to offer or sell any Shares under the Agreement, and may at any time suspend offers and sales under the Agreement.

The Shares will be issued pursuant to Atmos Energy’s automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on March 28, 2016 (Registration No. 333-210424).

Certain Managers and/or their affiliates have engaged, and may in the future engage, in financial advisory and commercial and investment banking services for Atmos Energy in the ordinary course of their businesses, for which they have received and in the future will receive customary compensation and expense reimbursement. Affiliates of certain of the Managers are lenders under credit facilities of Atmos Energy. To the extent the proceeds from the offering are used to repay indebtedness under such credit facilities, affiliates of the Managers may receive proceeds from the offering.

The summary of the Equity Distribution Agreement in this report does not purport to be complete and is qualified by reference to the full text of the Equity Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated as of March 28, 2016, among Atmos Energy Corporation, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Hunton & Williams LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: March 28, 2016	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated as of March 28, 2016, among Atmos Energy Corporation, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Hunton & Williams LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2).